Exhibit 99.2

CHITTENDEN CORPORATION

CONSOLIDATED BALANCE SHEETS (Unaudited)

($ in thousands)

	06/30/05	09/30/05	12/31/05	03/31/06	06/30/06	09/30/06	12/31/06	03/31/07	06/30/07
ASSETS

Cash and Cash Equivalents	$176,425	$150,409	$180,707	$142,887	$172,567	$145,393	$199,358	$232,259	$361,240
Securities Available For Sale	1,363,180	1,348,521	1,383,909	1,344,016	1,288,390	1,231,369	1,137,352	1,205,593	918,214
FRB and FHLB Stock	19,352	19,352	19,352	19,352	18,577	16,124	13,403	15,027	9,136
Loans Held For Sale	22,611	34,774	19,737	19,319	18,882	21,646	17,354	21,991	23,495

Loans:
Commercial & Industrial (C&I)	831,537	841,430	848,420	836,986	851,692	854,475	853,839	865,347	944,752
Municipal	79,070	156,630	160,357	172,443	90,206	144,152	141,522	159,459	115,972
Multi-Family	185,920	192,563	196,590	195,809	205,443	213,153	216,049	247,029	254,068
Commercial Real Estate	1,736,665	1,760,621	1,778,202	1,827,096	1,884,716	1,933,279	1,942,685	1,977,258	2,103,461
Construction	124,648	173,909	192,165	212,824	218,123	211,187	232,000	217,068	239,493
Residential Real Estate	733,472	724,873	737,462	731,798	750,031	749,106	751,450	749,018	849,557
Home Equity Credit Lines	307,866	316,733	316,465	316,355	319,606	325,814	322,124	319,235	344,210
Consumer	255,239	259,865	257,829	254,719	254,839	246,394	237,541	231,221	258,168

Total Loans	4,254,417	4,426,624	4,487,490	4,548,030	4,574,656	4,677,560	4,697,210	4,765,635	5,109,681
Less: Allowance for Loan Losses	(60,805)	(61,468)	(60,822)	(61,464)	(62,070)	(62,153)	(62,160)	(62,768)	(67,400)

Net Loans	4,193,612	4,365,156	4,426,668	4,486,566	4,512,586	4,615,407	4,635,050	4,702,867	5,042,281

Accrued Interest Receivable	29,689	29,202	32,621	32,772	31,138	32,393	33,123	32,802	32,377
Other Assets	87,492	90,480	93,377	93,673	102,079	89,759	83,938	86,512	97,831
Premises and Equipment, net	71,632	70,509	69,731	68,568	69,503	67,952	67,036	68,541	74,151
Mortgage Servicing Rights	12,073	12,970	13,741	13,966	14,529	14,347	14,155	14,209	16,128
Identified Intangibles	18,983	18,320	17,655	16,991	16,326	15,661	14,996	14,332	20,986
Goodwill	216,136	216,136	216,038	216,038	216,038	216,038	216,038	216,038	282,448

Total Assets	$6,211,185	$6,355,829	$6,473,536	$6,454,148	$6,460,615	$6,466,089	$6,431,803	$6,610,171	$6,878,287

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Deposits:
Demand	$934,234	$988,096	$973,752	$929,718	$965,794	$971,378	$966,758	$909,309	$997,538
Savings	502,525	499,119	489,734	489,944	474,883	481,380	468,294	462,935	501,248
NOW	908,148	891,058	861,000	906,934	895,817	866,134	861,435	864,364	913,155
CMAs / Money Market	1,418,634	1,592,743	1,749,878	1,584,777	1,441,573	1,658,319	1,655,349	1,663,107	1,547,971
Certificates of Deposit Less than $ 100,000	811,389	814,435	814,289	853,645	878,181	858,834	848,814	880,993	971,505
Certificates of Deposit $100,000 and Over	569,505	607,897	625,682	618,319	661,322	663,086	678,243	749,061	743,720

Total Deposits	5,144,435	5,393,348	5,514,335	5,383,337	5,317,570	5,499,131	5,478,893	5,529,769	5,675,137

Securities Sold Under Agreements to Repurchase	56,775	64,114	56,315	53,238	138,773	87,112	73,611	87,017	114,798
Other Borrowings	296,903	179,552	171,008	288,482	285,497	135,975	136,409	261,656	290,067
Accrued Expenses and Other Liabilities	64,466	63,428	60,488	59,295	63,299	63,162	71,804	67,569	75,007

Total Liabilities	5,562,579	5,700,442	5,802,146	5,784,352	5,805,139	5,785,380	5,760,717	5,946,011	6,155,009

Stockholders’ Equity:
Common Stock	50,210	50,220	50,220	50,235	50,235	50,235	50,235	50,261	52,425
Surplus	273,533	274,429	276,278	272,696	273,723	274,834	276,034	276,843	342,392
Retained earnings	392,312	405,624	419,057	430,811	442,456	454,985	468,331	479,271	478,499
Treasury, at cost	(67,657)	(65,684)	(60,801)	(64,189)	(85,678)	(85,613)	(105,666)	(126,987)	(139,535)
Accumulated Other Comprehensive Income	(4,978)	(14,595)	(18,968)	(25,216)	(30,924)	(19,470)	(24,008)	(21,263)	(14,369)
Director’s Deferred Compensation to be Settled in Stock	5,197	5,400	5,604	5,459	5,664	5,738	6,160	6,035	6,164
Unearned Portion of Employee Restricted Stock	(11)	(7)	—	—	—	—	—	—	(2,298)

Total Stockholders’ Equity	648,606	655,387	671,390	669,796	655,476	680,709	671,086	664,160	723,278

Total Liabilities and Stockholders’ Equity	$6,211,185	$6,355,829	$6,473,536	$6,454,148	$6,460,615	$6,466,089	$6,431,803	$6,610,171	$6,878,287

CHITTENDEN CORPORATION

Consolidated Quarterly Statements of Income (Unaudited)

($ in thousands)

	QTD 06/30/05	QTD 09/30/05	QTD 12/31/05	QTD 03/31/06	QTD 06/30/06	QTD 09/30/06	QTD 12/31/06	QTD 03/31/07	QTD 06/30/07
Interest Income:
Loans	$62,786	$68,588	$71,834	$73,265	$78,547	$82,743	$84,752	$82,809	$87,780
Investments	14,829	14,033	14,960	14,694	14,120	13,539	13,052	12,515	13,637

Total Interest Income	77,615	82,621	86,794	87,959	92,667	96,282	97,804	95,324	101,417

Interest Expense:
Deposits	14,193	17,561	20,904	23,065	25,715	28,868	30,905	31,351	33,536
Borrowings	3,342	2,845	2,857	3,898	4,900	4,689	3,670	5,192	5,927

Total Interest Expense	17,535	20,406	23,761	26,963	30,615	33,557	34,575	36,543	39,463

Net Interest Income	60,080	62,215	63,033	60,996	62,052	62,725	63,229	58,781	61,954
Provision for Credit Losses	1,400	1,325	1,354	1,533	1,750	1,670	1,967	1,500	1,500

Net Interest Income after Provision for Credit Losses	58,680	60,890	61,679	59,463	60,302	61,055	61,262	57,281	60,454

Noninterest Income:
Investment Management and Trust	5,003	4,996	5,047	5,153	5,322	5,233	5,585	5,667	6,183
Service Charges on Deposits	4,093	4,053	3,926	3,929	4,358	4,277	4,164	4,144	4,420
Mortgage Servicing	209	658	607	663	657	382	404	792	910
Gains on Sales of Loans, Net	2,003	2,586	2,301	1,370	1,903	1,624	1,397	1,172	1,535
Losses on Sales of Securities	0	0	0	0	0	0	0	0	(14,137)
Credit Card, Net	1,131	1,237	1,193	1,192	1,269	1,376	1,270	1,125	1,292
Insurance Commissions, Net	1,526	1,341	1,134	2,046	1,429	1,275	1,055	2,156	1,393
Other	3,211	2,907	3,243	3,234	3,590	1,970	4,062	3,027	3,176

Total Noninterest Income	17,176	17,778	17,451	17,587	18,528	16,137	17,937	18,083	4,772

Noninterest Expense:
Salaries	23,911	22,250	21,659	22,917	23,789	23,200	23,311	23,432	23,811
Employee Benefits	4,238	5,784	5,717	5,752	5,598	5,637	5,168	5,867	5,518
Net Occupancy	6,024	5,844	5,900	6,150	5,780	5,705	5,789	6,127	6,207
Data Processing	810	921	951	971	982	1,034	1,092	1,043	1,163
Amortization of Intangibles	664	665	665	665	664	665	665	665	726
Merger Costs	—	—	—	—	—	0	0	—	4,130
Other	10,583	9,948	11,097	9,945	10,823	9,777	10,288	10,153	10,996

Total Noninterest Expense	46,230	45,412	45,989	46,400	47,636	46,018	46,313	47,287	52,551

Income Before Income Taxes	29,626	33,256	33,141	30,650	31,194	31,174	32,886	28,077	12,675
Income Tax Expense	10,166	11,572	11,328	10,452	10,185	9,449	10,350	8,052	3,636

Net Income	$19,460	$21,684	$21,813	$20,198	$21,009	$21,725	$22,536	$20,025	$9,039

Effective tax rate	0.343	0.348	0.342	0.341	0.327	0.303	0.315	0.287	0.287

CHITTENDEN CORPORATION

Selected Quarterly Financial Data (Unaudited)

($ in thousands, except share and per share data)

	QTD 06/30/05	QTD 09/30/05	QTD 12/31/05	QTD 03/31/06	QTD 06/30/06	QTD 09/30/06	QTD 12/31/06	QTD 03/31/07	QTD 06/30/07
Per Common Share
Earnings, Basic	$0.42	$0.47	$0.46	$0.43	$0.45	$0.47	$0.50	$0.44	$0.20
Earnings, Diluted	0.41	0.46	0.46	0.43	0.45	0.47	0.48	0.44	0.20
Dividends	0.18	0.18	0.18	0.18	0.20	0.20	0.20	0.20	0.22

Book Value	$13.97	$14.08	$14.34	$14.33	$14.26	$14.80	$14.79	$14.85	$15.57
Tangible Book Value	$8.90	$9.04	$9.35	$9.34	$9.20	$9.76	$9.70	$9.70	$9.04

Credit Quality
Nonperforming Assets (NPAs)	$23,150	$18,299	$16,194	$24,844	$24,727	$26,089	$20,358	$23,312	$29,539
90 Days past due and still accruing	1,981	2,720	3,038	3,323	2,283	3,196	3,352	3,930	4,141

Total	$25,131	$21,019	$19,232	$28,167	$27,010	$29,285	$23,710	$27,242	$33,680
NPAs to Loans Plus OREO	0.54%	0.41%	0.36%	0.55%	0.54%	0.56%	0.43%	0.49%	0.58%

Allowance for loan losses	$60,805	$61,468	$60,822	$61,464	$62,070	$62,153	$62,160	$62,768	$67,400
Reserve for unfunded commitments	—	—	1,200	1,200	1,200	1,200	1,200	1,200	1,226

Allowance for credit losses (ACL)	$60,805	$61,468	$62,022	$62,664	$63,270	$63,353	$63,360	$63,968	$68,626

ACL to Loans	1.43%	1.39%	1.38%	1.38%	1.38%	1.35%	1.35%	1.34%	1.34%
ACL to Loans (excluding municipals)	1.46%	1.44%	1.43%	1.43%	1.41%	1.40%	1.39%	1.39%	1.37%
ACL to Non-performing loans	262.71%	335.92%	392.06%	257.81%	260.13%	248.90%	315.32%	274.75%	235.72%

Charge-offs	$1,313	$1,668	$1,840	$1,753	$1,871	$2,093	$3,070	$1,617	$1,663
Recoveries	907	1,006	1,040	862	728	506	1,110	725	741

Net Charge-offs	$406	$662	$800	$891	$1,143	$1,587	$1,960	$892	$922

Net Charge-off Ratio	0.01%	0.01%	0.02%	0.02%	0.03%	0.03%	0.04%	0.02%	0.02%

Average Balance Sheet Data
Securities	$1,409,045	$1,341,648	$1,378,688	$1,391,413	$1,333,444	$1,269,907	$1,201,734	$1,191,388	$1,056,954
Loans, Net	4,174,491	4,316,317	4,408,205	4,455,403	4,552,727	4,626,194	4,632,538	4,663,406	4,855,054
Earning Assets	5,644,833	5,738,499	5,895,121	5,915,366	5,948,463	5,959,599	5,926,319	5,927,704	6,107,388
Total Assets	6,151,863	6,257,730	6,418,971	6,430,410	6,462,457	6,482,127	6,426,533	6,427,488	6,637,111
Deposits	5,085,064	5,270,406	5,454,388	5,377,674	5,372,367	5,442,894	5,459,681	5,365,049	5,509,524
Borrowings	367,617	272,257	246,660	321,073	367,521	312,430	224,552	328,039	383,029
Stockholders’ Equity	637,904	651,667	660,353	671,058	661,020	662,964	677,244	664,993	677,370

Common Shares Outstanding	46,437,041	46,556,737	46,829,048	46,748,381	45,978,122	45,994,341	45,360,125	44,722,223	46,464,305
Weighted Average Common Shares Outstanding	46,414,471	46,519,124	46,689,991	46,804,242	46,423,288	45,982,152	45,745,340	45,104,605	45,186,587
Weighted Average Common and Common Equivalent Shares Outstanding	46,900,608	47,108,614	47,291,129	47,401,157	46,903,363	46,503,862	46,388,348	45,749,656	45,745,870

Return on Average Tangible Equity	19.58%	20.80%	20.47%	18.92%	19.87%	20.20%	20.25%	18.93%	8.92%
Return on Average Equity	12.24%	13.20%	13.11%	12.21%	12.75%	13.00%	13.20%	12.21%	5.35%
Core Return on Average Tangible Equity	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	20.61%
Core Return on Average Equity	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	12.75%
Return on Average Tangible Assets	1.35%	1.46%	1.43%	1.35%	1.38%	1.41%	1.47%	1.34%	0.60%
Return on Average Assets	1.27%	1.37%	1.35%	1.27%	1.30%	1.33%	1.39%	1.26%	0.55%
Core Return on Average Tangible Assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.38%
Core Return on Average Assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	1.30%
Net Yield on Earning Assets	4.29%	4.35%	4.30%	4.20%	4.22%	4.23%	4.29%	4.06%	4.14%
Efficiency Ratio	59.87%	54.57%	54.37%	56.61%	56.87%	55.91%	54.56%	58.72%	57.16%

Tangible Capital Ratio (TCR)	6.92%	6.88%	7.01%	7.02%	6.79%	7.20%	7.10%	6.80%	6.39%
TCR without Other Comprehensive Income	6.99%	7.09%	7.28%	7.38%	7.24%	7.48%	7.45%	7.11%	6.59%
Leverage Ratio	9.10%	9.13%	9.21%	9.38%	9.04%	9.24%	9.24%	9.11%	8.73%
Tier 1 Capital Ratio	10.73%	10.90%	11.23%	11.61%	11.29%	11.59%	11.56%	10.93%	10.26%
Total Capital Ratio	11.92%	12.07%	12.40%	12.82%	12.49%	12.80%	12.78%	14.52%	13.83%

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Quarter Ended June 30, 2007

	2007			2006
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial & Industrial	$902,204	$18,253	8.11%	$852,140	$16,604	7.82%
Municipal	152,404	2,228	5.85%	167,621	2,034	4.85%
Multifamily	255,054	4,527	7.02%	198,799	3,475	6.91%
Commercial Real Estate	2,010,441	36,003	7.18%	1,847,041	31,682	6.88%
Construction	224,423	4,230	7.46%	220,701	4,061	7.28%
Residential Real Estate	805,079	12,946	6.43%	756,450	11,636	6.15%
Home Equity	328,717	6,544	7.98%	318,705	6,135	7.72%
Consumer	241,421	3,904	6.49%	253,296	3,664	5.79%

Total Loans	4,919,743	88,635	7.21%	4,614,753	79,291	6.88%

Investments:
Taxable	961,203	10,861	4.52%	1,332,946	14,113	4.24%
Tax-Favored Securities	95,751	1,452	6.08%	498	8	6.52%
Interest-Bearing Deposits in Banks	3,080	39	5.10%	280	2	3.08%
Federal Funds Sold	127,611	1,683	5.29%	16	0	5.12%

Total Interest-Earning Assets	6,107,388	102,670	6.73%	5,948,493	93,414	6.29%

NonInterest-Earning Assets	594,412			575,990
Allowance for Loan Losses	(64,689)			(62,026)

Total Assets	$6,637,111			$6,462,457

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	$475,400	$1,072	0.90%	$480,161	$768	0.64%
Now	857,561	2,055	0.96%	881,753	1,566	0.71%
CMA/Money Market	1,590,711	12,509	3.15%	1,564,648	9,773	2.51%
Certificates of Deposit less than $ 100,000	914,064	9,117	4.00%	861,429	6,939	3.23%
Certificates of Deposit $100,000 and over	745,627	8,782	4.72%	661,091	6,669	4.05%

Total Interest-Bearing Deposits	4,583,363	33,535	2.93%	4,449,082	25,715	2.32%

Repos	96,062	854	3.56%	96,846	886	3.67%
Other Borrowings	286,967	5,074	7.09%	270,675	4,014	5.95%

Total Interest-Bearing Liabilities	4,966,392	39,463	3.19%	4,816,603	30,615	2.55%

NonInterest-Bearing Liabilities:

Demand Deposits	926,161			923,285
Other Liabilities	67,188			61,549

Total Liabilities	5,959,741			5,801,437
Stockholders’ Equity	677,370			661,020

Total Liabilities and Stockholders’ Equity	$6,637,111			$6,462,457

Net Interest Income		$63,207			$62,799

Interest Rate Spread (2)			3.54%			3.74%

Net Yield on Earning Assets (3)			4.14%			4.22%

(1)	On a fully taxable equivalent basis calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest bearing liabilities
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.

Chittenden Corporation

Average Balances, Interest Income and Expense, and Average Rates (Unaudited)

For the Year Ended June 30, 2007

	2007			2006
	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Average Yield/ Rate(1)
ASSETS
Interest-Earning Assets:
Loans:
Commercial & Industrial	$880,840	$35,121	8.04%	$835,763	$31,432	7.58%
Municipal	150,292	4,401	5.86%	167,373	4,012	4.79%
Multifamily	237,124	8,375	7.02%	197,544	6,779	6.83%
Commercial Real Estate	1,979,645	70,048	7.14%	1,829,732	61,713	6.80%
Construction	228,067	8,600	7.50%	213,326	7,668	7.15%
Residential Real Estate	785,641	25,328	6.51%	752,950	22,652	6.02%
Home Equity	324,723	12,937	8.03%	315,891	11,814	7.54%
Consumer	237,575	7,466	6.34%	253,680	7,218	5.72%

Total Loans	4,823,907	172,276	7.18%	4,566,259	153,288	6.75%

Investments:
Taxable	1,041,323	22,534	4.33%	1,361,749	28,730	4.22%
Tax-Favored Securities	82,476	2,433	5.95%	499	16	6.52%
Interest-Bearing Deposits in Banks	2,035	50	4.98%	280	4	3.02%
Federal Funds Sold	68,676	1,801	5.29%	3,295	69	4.23%

Total Interest-Earning Assets	6,018,417	199,094	6.65%	5,932,082	182,107	6.17%

NonInterest-Earning Assets	577,505			576,363
Allowance for Loan Losses	(63,772)			(61,858)

Total Assets	$6,532,150			$6,446,587

LIABILITIES AND STOCKHOLDERS’ EQUITY
Interest-Bearing Liabilities:
Savings	$469,847	$2,077	0.89%	$485,563	$1,480	0.61%
Now	841,799	3,907	0.94%	875,765	2,997	0.69%
CMA/Money Market	1,598,637	24,739	3.12%	1,603,093	19,026	2.39%
Certificates of Deposit less than $ 100,000	888,822	17,264	3.92%	846,869	12,957	3.09%
Certificates of Deposit $100,000 and over	723,125	16,900	4.71%	641,491	12,320	3.87%

Total Interest-Bearing Deposits	4,522,230	64,887	2.89%	4,452,781	48,780	2.21%

Repos	92,269	1,658	3.62%	80,801	1,251	3.12%
Other Borrowings	263,886	9,461	7.23%	263,695	7,547	5.77%

Total Interest-Bearing Liabilities	4,878,385	76,006	3.14%	4,797,277	57,578	2.42%

NonInterest-Bearing Liabilities:

Demand Deposits	914,720			922,234
Other Liabilities	67,833			61,068

Total Liabilities	5,860,938			5,780,579

Stockholders’ Equity	671,212			666,008

Total Liabilities and Stockholders’ Equity	$6,532,150			$6,446,587

Net Interest Income		$123,088			$124,529

Interest Rate Spread (2)			3.51%			3.75%

Net Yield on Earning Assets (3)			4.10%			4.21%

(1)	On a fully taxable equivalent basis calculated using a Federal Income Tax Rate of 35%. Loan income includes fees.
(2)	Interest rate spread is the average rate earned on total interest-earning assets less the average rate paid on interest bearing liabilities
(3)	Net yield on earning assets is net interest income divided by total interest-earning assets.